SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 7, 2003
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                          PCS RESEARCH TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                        0-25449                      33-0856651
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
   Formation)



            3655 Nobel Drive, Suite 540   San Diego, California 92122
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               (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code (858) 623-1600
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          (Former name or former address, if changes since last report)

ITEM 5.  OTHER EVENTS.

         Effective March 7, 2003, each of David Brophy, Paul Kupferstein and John Ramsey resigned as a member of the Company's Board of Directors and its Audit Committee, for personal reasons.



                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                          PCS RESEARCH TECHNOLOGY, INC.



                                          By:/s/ BRIAN M. OVERSTREET
                                             ----------------------------------
                                          Name:  Brian M. Overstreet
                                          Title: President and Chief Executive
                                                 Officer


Dated:  March 11, 2003